SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           PANORAMA INVESTMENTS, CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                           PANORAMA INVESTMENTS, CORP.
                            520 South El Camino Real
                                   Suite #423
                               San Mateo, CA 94402
                            (650) 343-4535 Telephone
                            (650) 240-0259 Facsimile


     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Panorama Investments, Corp.:

We are furnishing this information statement to advise you that Panorama Investments, Corp., has entered into a Share Exchange & Acquisition Agreement (the "Agreement") with Lucas Energy, Inc., a privately held Nevada corporation ("Lucas Energy") based in San Mateo, California.

The terms of the Agreement require that of all of the Lucas shareholders exchange their Lucas shares, including preferred and common classes, for an aggregate of 9,083,334 Panorama Investments, Inc., common shares in a specified Closing Transaction which is set for Monday, May 29, 2006. The transaction, at Closing, requires transfer of 1,100,000 currently issued "control" shares to Lucas Energy's current shareholders and requires the issuance of an additional 7,983,387 newly issued shares to Lucas Energy's current shareholders.

This transaction will be effected by authority of the Board of Directors of the Company and the written consent of the holders of a majority of the Company's Common Stock. As a result of the Agreement, voting control of the Company will change and, except for Mr. James J. Cerna, Jr., who will remain with the Company as Chief Operating Officer and Director, the other current officers and directors of the Company will resign and will be replaced by Directors and Officers selected by Lucas Energy's management.

The Agreement further provides, that prior to Closing, we will approve a forward-split of our common stock such that currently issued (including those shares anticipated to be issued pursuant to this transaction) will be exchanged for 2.4 post-split shares (the "Forward Stock Split"). We will have a total of approximately 25,160,000 shares issued and outstanding after giving effect to the acquisition transaction and the Forward-Split, and subject to some fractional share rounding.

Pursuant to the affirmative vote of the holders of a majority of the Company's issued and outstanding Common Stock, the Company's Articles of Incorporation will be amended to reflect a change in the name of the Company to "Lucas Energy, Inc." (the "Amendment").

The Agreement, the Forward Stock Split and the Amendment have been approved unanimously by our Board of Directors. On May 30, 2006, holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Forward Stock Split and the Amendment.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE AGREEMENT IS NOT REQUIRED.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

The Merger will not be effective until Articles of Merger are filed with the Nevada Secretary of State. The amendments to our Articles of Incorporation will not be effective until a Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

This Information Statement is being mailed to you on or about ________, 2006.

Very Truly Yours


/s/ James J. Cerna, Jr.
-----------------------------
James J. Cerna, Jr.
Chief Executive Officer

                           PANORAMA INVESTMENTS, CORP.
                            520 South El Camino Real
                                   Suite #423
                               San Mateo, CA 94402
                            (650) 343-4535 Telephone
                            (650) 240-0259 Facsimile


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

We are furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock on May 23rd, and May 30th, 2006, in accordance with the relevant sections of the Nevada Revised Statutes.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about ________, 2006 to stockholders of record on May 30, 2006. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

On May 23, 2006, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 2,500,000 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Panorama Investments, Corp. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

          NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN
             CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT
      ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On May 23, 2006, we entered into an Share Exchange & Acquisition Agreement with Lucas Energy, Inc., in order to facilitate our acquisition of Lucas Energy. On May 23, 2006, majority holders of our Common Stock consented in writing to the following:

1. Approval of the proposed acquisition of Lucas Energy, Inc.

2. Approval of the forward stock split, whereby 2.4 shares of our Common Stock shall be issued in exchange for every one share of our Common Stock issued and outstanding currently and at the time of the Acquisition.

3. Approval of the Amendment to our Articles of Incorporation, as amended, changing our name to Lucas Energy, Inc.

The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. We anticipate that the actions contemplated herein will be effected on or about the close of business on _____________, 2006.

All of the foregoing has been approved in anticipation of effecting the transactions contemplated by that certain Agreement dated May 23, 2006 with Lucas Energy. The filing of the Certificate of Amendment to our Articles of Incorporation, as amended, and the Forward Stock Split are required by the Agreement.

We are not seeking written consent from any stockholders other than set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed Merger or other corporate actions to be taken in connection with the Merger transaction.

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
EXHIBIT A

                    SHARE EXCHANGE AND ACQUISITION AGREEMENT

                                  BY AND AMONG

                           PANORAMA INVESTMENTS, CORP.

                                       AND

                               LUCAS ENERGY, INC.

                               Dated May 23, 2006

                          (CLOSING DATE: MAY 29, 2006)

                     SHARE EXCHANGE & ACQUISITION AGREEMENT

THIS EXCHANGE AGREEMENT (the "Agreement"), is made and entered into as of May 23, 2006, by and among Panorama Investments, Corp., a Nevada corporation ("PANORAMA"), and Lucas Energy, Inc., a Nevada corporation ("LUCAS"), and the stockholders of LUCAS set forth on the signature pages to this Agreement (collectively, "LUCAS" and the "LUCAS SHAREHOLDERS"), with respect to the following facts:

                                    RECITALS

A. The LUCAS SHAREHOLDERS own 100% of the issued and outstanding shares of the Common Stock of LUCAS ENERGY, INC., par value $.001 per share and 100% of the issued and outstanding classes of preferred shares (the "LUCAS Shares"), in the denominations as set forth opposite their respective names on Schedule I and Schedule II to this Agreement, respectively;

B. PANORAMA desires to acquire from the LUCAS SHAREHOLDERS, and the LUCAS SHAREHOLDERS desire to sell and transfer to PANORAMA, all of the LUCAS Shares owned by them on the Closing Date in exchange for the issuance and delivery by PANORAMA of one share of Common Stock, par value $0.001 per share, of PANORAMA ("Common Stock"), for each 0.92384 LUCAS Shares (the "Exchange Ratio"), on the terms and conditions set forth below (the "Exchange"); and

C. It is intended that, for federal income tax purposes, the Exchange shall qualify as an exchange described in Section 351 of the of the Internal Revenue Code of 1986, as amended (the "Code") and a reorganization described in Section 368 of the Code.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                             EXCHANGE OF SECURITIES

Section 1.1  The Exchange.

On the terms and subject to the conditions of this Agreement, on the Closing Date, PANORAMA shall issue and deliver to each of the LUCAS SHAREHOLDERS such number of shares of Common Stock as is set forth opposite such LUCAS SHAREHOLDER's name on Schedule I hereto, subject to adjustment as set forth in
Section 1.2, and each such LUCAS SHAREHOLDER shall sell, transfer and deliver to PANORAMA, the number of issued and outstanding LUCAS Shares set forth opposite such LUCAS SHAREHOLDER's name on Schedule I hereto along with a duly executed share assignment endorsed in favor of PANORAMA.

Section 1.2 Exchange Ratio.

(a) PANORAMA currently has outstanding 2,500,000 shares of Common Stock. In connection with the Closing, it is intended that, the LUCAS SHAREHOLDERS would receive an aggregate of 9,083,387 shares of PANORAMA Common Stock (assuming 100% of the LUCAS SHAREHOLDERS exchange their LUCAS SHARES for PANORAMA SHARES), which includes transfer of 1,100,000 currently issued and outstanding PANORAMA shares from the controlling shareholders and issuance of an additional 7,983,387 shares at Closing.

(b) If between the date of this Agreement and the Closing Date, there shall be any other change in the number of shares of outstanding capital stock of either PANORAMA or LUCAS, the Exchange Ratio shall be adjusted such that immediately following the Closing, the aggregate number of shares of Common Stock issued to each represents the percentage ownership set forth above.


                                   ARTICLE II

                                   THE CLOSING

Section 2.1  Closing Date.

The closing of the Exchange and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Marcus A. Luna, Esq., 1000 N. Green Valley Pkwy., Suite 300-137, Henderson, NV 89074 at 10:00 a.m. on May 29, 2006, or at such other location, date and time as PANORAMA and LUCAS may agree. The time and date upon which the Closing actually occurs being referred to herein as the "Closing Date").

Section 2.2  Transactions at Closing.

At the Closing, the following transactions shall take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

(a) PANORAMA shall deliver the following documents:

(i) Validly executed stock certificates corresponding to the Common Stock issued in the name of the LUCAS SHAREHOLDERS in the amounts set forth in Schedule I;

(ii) True copies of all consents and waivers obtained by PANORAMA, in accordance with the provisions of Section 7.1 below;

(iii) Certificate of good standing from the Secretary of State of the State of Nevada, dated at or about the Closing Date, to the effect that PANORAMA is in good standing under the laws of said state;

(iv) Certified copy of the Certificate of Incorporation of PANORAMA, as certified by the Secretary of State of the State of Nevada at or about the Closing Date;

(v) Secretary's certificate duly executed by PANORAMA's secretary attaching and attesting to the accuracy of: (A) the bylaws of PANORAMA, (B) the resolutions of PANORAMA's board of directors hereto issuing and allotting the Common Stock to the LUCAS SHAREHOLDERS subject to the provisions hereof, approving the transactions contemplated hereby, including the Exchange, appointing the designees of LUCAS as directors of PANORAMA, and (C) an incumbency certificate signed by all of the executive officers of PANORAMA dated at or about the Closing Date;

(vi) An officer's certificate duly executed by PANORAMA's chief executive officer to the effect that the conditions set forth in Section 7.1(a) below have been satisfied, dated as of the date of the Closing;

(vii) A signed opinion of counsel to PANORAMA, dated as of the Closing Date substantially in the form attached hereto as Exhibit A hereto;

(viii) Resignation and release letters in the form attached hereto as Exhibit B hereto from each of the current officers and directors of PANORAMA;

(ix) All corporate books and records of PANORAMA; and

(x) Such other documents and instruments as LUCAS may reasonably request.

(b) LUCAS shall deliver or cause to be delivered the following documents and/or shall take the following actions:

(i) LUCAS shall deliver to PANORAMA share certificates in the name of PANORAMA in respect of all LUCAS Shares and shall register LUCAS Shares in the name of PANORAMA in the shareholders register of LUCAS;

(ii) Certificate of good standing from the Secretary of State of the State of Nevada, dated at or about the Closing Date, to the effect that LUCAS is in good standing under the laws of said state;

(iii) Certified copy of the Certificate of Incorporation of LUCAS, as amended to date certified by the Secretary of State of the State of Nevada at or about the Closing Date;

(iv) Secretary's certificate duly executed by LUCAS's secretary attaching and attesting to the accuracy of: (A) the bylaws of LUCAS, (B) the resolutions of LUCAS's board of directors, approving the transactions contemplated hereby, including the Exchange, and (C) an incumbency certificate signed by all of the executive officers of LUCAS dated at or about the Closing Date;

(v) An officer's certificate duly executed by LUCAS's chief executive officer of LUCAS to the effect that the conditions set forth in Section 7.2(a) below have been satisfied, dated as of the date of the Closing;

(vi) True copies of all consents and waivers obtained by LUCAS, in accordance with the provisions of Section 7.1 below; and

(vii) A signed opinion of counsel to LUCAS, dated as of the Closing Date substantially in the form attached hereto as Exhibit C hereto.

(c) The LUCAS SHAREHOLDERS shall deliver the following documents:

(i) to PANORAMA, duly executed share assignments in the form attached hereto as Exhibit D effecting the immediate and unconditional sale, assignment and irrevocable transfer of LUCAS Securities to PANORAMA, free and clear of any liens, or any other third party rights of any kind and nature, whether voluntarily incurred or arising by operation of law; and

(ii) to LUCAS, as agent for PANORAMA, all share certificates in respect of LUCAS Shares.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PANORAMA

PANORAMA hereby makes the following representations and warranties to LUCAS and each LUCAS SHAREHOLDER:

Section 3.1  Organization and Qualification.

PANORAMA is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. PANORAMA is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect. PANORAMA has no subsidiaries and is not a participant in any joint venture, partnership, or similar arrangement.

Section 3.2  Authorization.

PANORAMA has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.

Section 3.3  Validity and Effect of Agreement.

This Agreement has been duly and validly executed and delivered by PANORAMA and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of PANORAMA in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 3.4 No Conflict.

Neither the execution and delivery of this Agreement by PANORAMA nor the performance by such parties of their respective obligations hereunder, nor the consummation of the Exchange, will: (i) conflict with PANORAMA's Certificate of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to PANORAMA or any of the properties or assets of PANORAMA; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of PANORAMA and/or affect any of the obligations hereunder, or result in the creation or imposition of any Lien upon any properties, assets or business of PANORAMA under, any Contract or any order, judgment or decree to which PANORAMA is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

Section 3.5  Required Filings and Consents.

The execution and delivery of this Agreement by PANORAMA does not, and the performance of this Agreement by PANORAMA will not, require any consent, approval, authorization or permit of, or filing with or notification to, Governmental Authority with respect to PANORAMA except: (i) compliance with applicable requirements of the Securities Act, the Exchange Act and state securities laws ("Blue Sky Laws"); and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on PANORAMA, or would not prevent or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their respective obligations under this Agreement.

Section 3.6  Capitalization.

The authorized capital stock of PANORAMA consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 2,500,000 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares are outstanding. Except for the transactions contemplated by this Agreement, there are no other share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from PANORAMA any shares of capital stock of PANORAMA and there are no contracts or commitments providing for the issuance of, or the granting of rights to acquire, any shares of capital stock of PANORAMA or under which PANORAMA is, or may become, obligated to issue any of its securities. All shares of capital stock of PANORAMA outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights. As of the Closing Date (as defined herein), there will be no more than 2,500,000 shares of Common Stock issued or outstanding prior to the Exchange.

Section 3.7  Status of Common Stock.

The Common Stock, when issued and allotted at the Closing in exchange for LUCAS Shares, will be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, will be issued in compliance with all applicable laws concerning the issuance of securities, and will have the rights, preferences, privileges, and restrictions set forth in PANORAMA's charter and bylaws, and will be free and clear of any Liens of any kind and duly registered in the name of the LUCAS SHAREHOLDERS, in PANORAMA's stockholders ledger.

Section 3.8  SEC Reports and Financial Statements.

PANORAMA has timely filed with the SEC all forms, reports, notices, schedules, statements and other documents and instruments required to be filed by it under any applicable law, and has heretofore made available (or promptly following filing will make available) to LUCAS true and complete copies of, all such forms, reports, notices, schedules, statements and other documents and instruments required to be filed by it under the Exchange Act or the Securities Act, the "PANORAMA SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the PANORAMA SEC Documents, including any financial statements or schedules included therein (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, (ii) were complete and accurate in all material respects, and (iii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder.

Section 3.9  Financial Statements.

Each of the financial statements (the "PANORAMA Financial Statements") included in the PANORAMA SEC Documents including but not limited to the audited financial statements for the year ended November 30, 2005 and the unaudited financial statements for the three (3) month period ended February 28, 2006 have been (or will be) filed in accordance with any applicable law and prepared from, and are in accordance with, the books and records of PANORAMA, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial positions and the results of operations and cash flows of PANORAMA as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

Section 3.10  No Undisclosed Assets or Liabilities.

Except as disclosed in the PANORAMA Financial Statements, PANORAMA does not have any liabilities, indebtedness or obligations, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due (collectively, "Liabilities"), and, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a

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
Liability, including without limitation any liabilities for foreign, federal, state, local or other taxes (including deficiencies, interest and penalties). As of the Closing Date, PANORAMA shall have no properties or assets of any kind, whether real personal or intangible and whether owned or leased (other than cash, cash equivalents or marketable securities) and no Liabilities.

Section 3.11  No Contract Rights or Commitments.

On the Closing Date, there will not be any Contract to which PANORAMA is a party or by which any of its assets or properties are bound.

Section 3.12  No Intellectual Property Rights or Infringement.

PANORAMA does not own, has not obtained the right to use, and has not violated nor otherwise trespassed upon any patents, trademarks, service marks, trade names, copyrights, and applications, licenses and rights with respect to the foregoing, and/or any trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs and/or technical data and/or information.

Section 3.13  Litigation.

There is no Action pending or threatened against PANORAMA that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against PANORAMA, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 3.14  Taxes.

PANORAMA has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and PANORAMA has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it. No deficiency for a material Tax has been asserted in writing or otherwise, to PANORAMA's Knowledge, against PANORAMA or with respect to any of its assets, except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith. There are no material Liens for Taxes upon PANORAMA's assets.

Section 3.15  Registration.

No order revoking the registration of PANORAMA or the Common Stock under the Exchange Act has been issued by any court, securities commission or regulatory authority in the United States and no proceedings for such purpose are pending or, to the Knowledge of PANORAMA, after reasonable inquiry, threatened.

Section 3.16  Trading.

No order suspending the sale or ceasing the trading or quotation of the Common Stock in the over the counter market has been issued by any court, securities commission or regulatory authority in the United States, and no proceedings for such purpose are pending or, to the knowledge of PANORAMA, after reasonable inquiry, threatened.

Section 3.17  Books and Records.

The books and records, financial and others, of PANORAMA are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

Section 3.18  Insurance.

PANORAMA has no insurable properties and PANORAMA does not maintain any insurance covering its assets, business, equipment, properties, operations, employees, officers, or directors. To PANORAMA's knowledge since PANORAMA's inception there has not been any damage, destruction or loss, which could have been deemed as an "Insurance Event".

Section 3.19  Compliance.

PANORAMA is in compliance with all foreign, federal, state and local laws and regulations of any Governmental Authority, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect. PANORAMA has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect. PANORAMA does not, and is not require to, hold any permits, licenses or franchises from Governmental Authorities.

Section 3.20  Absence of Certain Changes.

Since May 23, 2005, except as described in the PANORAMA SEC Documents or as expressly permitted or required by this Agreement or with the consent of LUCAS, PANORAMA has not:

(a) sold or otherwise issued any shares of capital stock;

(b) acquired any assets or incurred any Liabilities;

(c) amended its certificate of incorporation or bylaws;

(d) waived any rights of value which in the aggregate are extraordinary or material considering the business of PANORAMA;

(e) made any material change in its method of management, operation or accounting;

(f) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

(g) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date;

(h) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;

(i) become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of PANORAMA or become subject to any change or development in, or effect on, PANORAMA that has or could reasonably be expected to have a Material Adverse Effect; or

(j) entered into any agreement to take any action described in clauses (a) through (i) above

Section 3.21  Material Transactions or Affiliations.

There is no contract, agreement or arrangement between PANORAMA and any person who was, at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by PANORAMA to own beneficially, five percent or more of the issued and outstanding Common Stock and which is to be performed in whole or in part after the date hereof. PANORAMA has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

Section 3.22  Employees.

PANORAMA has no employees other than its officers and directors. PANORAMA has no liabilities and/or debts towards any such officers and directors. PANORAMA has no agreement, obligation or commitment with respect to the election of any individual or individuals to PANORAMA's board of directors.

Section 3.23  Previous Sales of Securities.

Since inception, PANORAMA has sold Common Stock to investors only in reliance upon applicable exemptions from the registration requirements under any applicable law including the laws of the United States and any applicable states and all such sales were made in accordance with the laws of said jurisdictions. Except as provided in this Agreement, PANORAMA has not granted or agreed to grant any registration rights, including piggyback rights, to any Person or entity.

Section 3.24  Principals of PANORAMA.

During the past five years, no officer or director of PANORAMA has been:

(a) the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b) the subject of any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(d) found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 3.25  Tax-Free Exchange.

PANORAMA has not taken any action, nor does PANORAMA know of any fact, that is reasonably likely to prevent the Exchange from qualifying as a "reorganization" within the meaning of Section 351 or 368 of the Code.

Section 3.26  Brokers and Finders.

Neither PANORAMA, nor any of its respective officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Exchange for which PANORAMA has or could have any liability.

Section 3.27  Disclosure.

As of the Closing Date, there is no known material fact or information relating to the business, condition (financial or otherwise), affairs, operations or assets of PANORAMA and/or its subsidiaries that has not been disclosed in writing to LUCAS and/or the LUCAS SHAREHOLDERS by PANORAMA. No representation or warranty of PANORAMA in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF LUCAS

LUCAS hereby makes the following representations and warranties to PANORAMA:

Section 4.1  Organization and Qualification.

LUCAS is duly organized and validly existing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect. LUCAS is duly qualified as a foreign corporation to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified as would not have a Material Adverse Effect. LUCAS has no subsidiaries.

Section 4.2  Authorization; Validity and Effect of Agreement.

LUCAS has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange. This Agreement has been duly and validly executed and delivered by LUCAS and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of LUCAS, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 4.3  No Conflict.

Neither the execution and delivery of this Agreement by LUCAS nor the performance by LUCAS of its obligations hereunder, nor the consummation of the Exchange, will: (i) conflict with LUCAS's Certificate of Incorporation; (ii) violate any statute, law, ordinance, rule or regulation, applicable to LUCAS or any of its properties or assets; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of LUCAS, or result in the creation or imposition of any Lien upon any properties, assets or business of LUCAS under, any Material Contract or any order, judgment or decree to which PANORAMA is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) or (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on its obligation to perform its covenants under this Agreement.

Section 4.4  Required Filings and Consents.

The execution and delivery of this Agreement by LUCAS do not, and the performance of this Agreement by LUCAS will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, with respect to LUCAS, except: (i) compliance with applicable requirements of the Securities Act, the Exchange Act, and Blue Sky Laws; and
(ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on LUCAS, or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their obligations under this Agreement.

Section 4.5  Capitalization.

The authorized capital stock of LUCAS consists of 10,000,000 shares of Common Stock par value $0.001, of which 8,047,292 shares are issued and outstanding and 1,666,667 shares of Series A Preferred Stock, par value $0.01, of which 344,250 shares are issued and outstanding. All LUCAS Shares outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

Section 4.6  Financial Statements.

LUCAS has previously furnished to PANORAMA true and complete copies of its unaudited balance sheet of LUCAS for the period ended March 31, 2006 and the related statements of operations, shareholders equity and cash flows for the period from inception through March 31, 2006 (all of such financial statements of LUCAS collectively, the "LUCAS Financial Statements"). The LUCAS Financial Statements (including the notes thereto) present fairly in all material respects the financial position and results of operations and cash flows of LUCAS at the date or for the period set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved (except as otherwise indicated therein). The LUCAS Financial Statements have been prepared from and in accordance with the books and records of LUCAS and its subsidiaries, as applicable.

Section 4.7  No Undisclosed Liabilities.

Except as disclosed in the LUCAS Financial Statements, LUCAS has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether absolute, accrued, contingent or otherwise, and whether due or to become due, and to the Knowledge of LUCAS, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

Section 4.8  Properties and Assets.

LUCAS has good and marketable title to, valid leasehold interests in, or the legal right to use, all of the assets, properties and leasehold interests reflected in the most recent LUCAS Financial Statements, except for those sold or otherwise disposed of since the date of such LUCAS Financial Statements in the ordinary course of business consistent with past practice.

Section 4.9  Litigation.

There is no Action pending or threatened against LUCAS that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against LUCAS, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 4.10  Taxes.

LUCAS has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and LUCAS has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it. No deficiency for a material Tax has been asserted in writing or otherwise, to LUCAS's Knowledge, against LUCAS or with respect to any of its assets, except for asserted deficiencies that either (i) have been resolved and paid in full or
(ii) are being contested in good faith. There are no material Liens for Taxes upon LUCAS's assets.

Section 4.11  Compliance.

To LUCAS's Knowledge, LUCAS is in compliance with all federal, state and local laws and regulations of any Governmental Authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect. LUCAS has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect. To LUCAS's Knowledge, LUCAS holds all permits, licenses and franchises from Governmental Authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 4.12  Absence of Certain Changes.

Since the date of the most recent LUCAS Financial Statements, (i) there has been no change or development in, or effect on, LUCAS that has or could reasonably be expected to have a Material Adverse Effect, (ii) LUCAS has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of its assets other than in the ordinary course of business,
(iii) LUCAS has not paid any dividends or distributed any of its assets to any of its shareholders, (iv) LUCAS has not acquired any material amount of assets except in the ordinary course of business, nor acquired or merged with any other business, (v) LUCAS has not waived or amended any of its respective material contractual rights except in the ordinary course of business, and (vi) LUCAS has not entered into any agreement to take any action described in clauses (i) through (v) above.

Section 4.13  Previous Sales of Securities.

Since inception, LUCAS has sold Series A Preferred Stock and Common Stock to investors only in reliance upon applicable exemptions from the registration requirements under any applicable law including the laws of the United States and any applicable states and all such sales were made in accordance with the laws of said jurisdictions. Except as provided in this Agreement, LUCAS has not granted or agreed to grant any registration rights to any Person or entity.

LUCAS has granted "piggyback" registration rights to the holders of its SERIES A Preferred Stock. Each holder of the Series A Preferred Shares has the right to include their shares in any registration statement filed with the SEC by LUCAS. The shares issued to the Series A Preferred shareholders pursuant to this Agreement shall retain their registration rights previously granted by LUCAS and may be included in any future registration statement filed by PANORAMA. The total number of shares afforded such rights are 372,617 shares held by twelve LUCAS SHAREHOLDERS.

Section 4.14  Principals of LUCAS.

During the past five years, no officer or director of LUCAS has been:

(a) the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b) the subject of any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(d) found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 4.15  Brokers and Finders.

LUCAS has not, nor to LUCAS's Knowledge have any of its officers, directors, employees or managers, employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Exchange for which LUCAS has or could have any liability.

                                    ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF EACH LUCAS SHAREHOLDER

Each LUCAS SHAREHOLDER, severally and not jointly, hereby make the following representations and warranties to LUCAS and PANORAMA:

Section 5.1  Authority and Validity.

Each LUCAS SHAREHOLDER has all requisite power to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement.

Section 5.2  Validity.

Upon the execution and delivery of each other document to which each LUCAS SHAREHOLDER is a party (assuming due execution and delivery by each other party thereto) each such other document will be the legal, valid and binding obligations of such LUCAS SHAREHOLDER, enforceable against such LUCAS
SHAREHOLDER in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 5.3  No Breach or Violation.

The execution, delivery and performance by each LUCAS SHAREHOLDER of this Agreement and each other document to which it is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with (i) the certificate of incorporation or bylaws of such LUCAS SHAREHOLDER, if applicable, or (ii) any agreement to which such LUCAS SHAREHOLDER is a party, or by which such LUCAS SHAREHOLDER or such LUCAS SHAREHOLDER's Assets are bound or affected.

Section 5.4  Consents and Approvals.

No consent, approval, authorization or order of, registration or filing with, or notice to, any Government Authority or any other Person is necessary to be obtained, made or given by each LUCAS SHAREHOLDER in connection with the execution, delivery and performance by such LUCAS SHAREHOLDER of this Agreement or any other document to which it is a party or for the consummation by such LUCAS SHAREHOLDER of the transactions contemplated hereby or thereby.

Section 5.5  Title.

LUCAS Shares to be delivered by each LUCAS SHAREHOLDER in connection with the transactions contemplated herein are, and at the Closing will be owned, of record and beneficially, solely by such LUCAS SHAREHOLDER, free and clear of any Lien and represent such LUCAS SHAREHOLDER's entire ownership interest in LUCAS.

Section 5.6  Investor Status.

Each LUCAS SHAREHOLDER is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and has properly completed the form attached hereto as Schedule III.

Section 5.7  No Government Review.

Each LUCAS SHAREHOLDER understands that neither the SEC nor any securities commission or other Governmental Authority of any state, country or other jurisdiction has approved the issuance of the Common Stock or passed upon or endorsed the merits of the Common Stock or the Exchange Agreement or any of the other documents relating to the Exchange (collectively, the "Offering
Documents"), or confirmed the accuracy of, determined the adequacy of, or reviewed the Exchange Agreement or the other Offering Documents.

Section 5.8  Investment Intent.

The shares of Common Stock are being acquired by each LUCAS SHAREHOLDER for each LUCAS SHAREHOLDER's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and each LUCAS SHAREHOLDER has no present intention of selling, granting any participation in or otherwise distributing the same. Each LUCAS SHAREHOLDER further represents that the LUCAS SHAREHOLDER does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of LUCAS Shares.

Section 5.9  Restrictions on Transfer.

Each LUCAS SHAREHOLDER understands that the shares of Common Stock have not been registered under the Securities Act or registered or qualified under any foreign or state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by each LUCAS SHAREHOLDER from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, each LUCAS SHAREHOLDER shall furnish PANORAMA with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to PANORAMA. Each LUCAS SHAREHOLDER acknowledges that it is able to bear the economic risks of an investment in the Common Stock for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

Section 5.10  Informed Investment.

Each LUCAS SHAREHOLDER has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon LUCAS for legal or tax advice related to this investment. In making its decision to acquire the Common Stock, each LUCAS SHAREHOLDER has not relied upon any information other than information contained in this Agreement and in the other Offering Documents.

Section 5.11  Access to Information.

Each LUCAS SHAREHOLDER acknowledges that it has had access to and has reviewed all documents and records relating to PANORAMA, including, but not limited to, PANORAMA SEC Documents, that it has deemed necessary in order to make an informed investment decision with respect to an investment in PANORAMA; that it has had the opportunity to ask representatives of PANORAMA certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of PANORAMA and has had any and all such questions and requests answered to its satisfaction; and that based on the foregoing it understands the risks and other considerations relating to an investment in PANORAMA.

Section 5.12  Reliance on Representations.

Each LUCAS SHAREHOLDER understands that the shares of Common Stock are being offered and sold to it in reliance on specific exemptions from the registration and/or public offering requirements of the U.S. federal and state securities laws and that PANORAMA and LUCAS is relying in part upon the truth and accuracy of, and such LUCAS SHAREHOLDER's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such LUCAS SHAREHOLDER set forth herein in order to determine the availability of such exemptions and the eligibility of such LUCAS SHAREHOLDER to acquire the Common Stock. Each LUCAS SHAREHOLDER represents and warrants to PANORAMA and LUCAS that any information the LUCAS SHAREHOLDER has heretofore furnished or furnishes herewith to PANORAMA and LUCAS is complete and accurate, and further represents and warrants that it will notify and supply corrective information to PANORAMA and LUCAS immediately upon the occurrence of any change therein occurring prior to LUCAS's issuance of the Common Stock. Within five (5) days after receipt of a request from LUCAS, each LUCAS SHAREHOLDER will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which LUCAS is subject.

Section 5.13  No General Solicitation.

Each LUCAS SHAREHOLDER is unaware of, and in deciding to participate in the transactions contemplated hereby is in no way relying upon, and did not become aware of the transactions contemplated hereby through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the transactions contemplated hereby.

Section 5.14  Placement and Finder's Fees.

No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of the LUCAS SHAREHOLDER or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated hereby, and no person is entitled to any fee or commission or like payment in respect

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thereof based in any way on any agreements,  arrangements or understanding  made by or on behalf of the LUCAS SHAREHOLDER.

                                   ARTICLE VI

                                CERTAIN COVENANTS

Section 6.1 Conduct of Business by PANORAMA.

Except (i) as expressly permitted or required by this Agreement, or (ii) with the consent of LUCAS, during the period commencing with the date of this Agreement and continuing until the Closing Date, PANORAMA shall remain inactive and not conduct (directly and/or indirectly, including through subsidiaries, other than subsidiaries that will be disposed of prior to Closing, and subject to the provisions hereof) any trade or business, preserve intact its business organizations and maintain the registration of PANORAMA and the Common Stock under the Exchange Act.

Section 6.2  Access to Information.

At all times prior to the Closing or the earlier termination of this Agreement in accordance with the provisions of Article IX, and in each case subject to
Section 6.3 below, each party hereto shall provide to the other party (and the other party's authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

Section 6.3  Confidentiality; No Solicitation.

Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Exchange in strict confidence, shall not use such information except for the sole purpose of evaluating the Exchange and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Exchange (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially). The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no Knowledge that the

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
disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party. The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained. In the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and
(iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

Section 6.4  Further Assurances.

Each of the parties hereto agrees to use its best efforts before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Exchange, including, but not limited to: (i) satisfying the conditions precedent to the obligations of any of the parties hereto; (ii) obtaining all waivers, consents and approvals from other parties necessary for the consummation of the Exchange, (iii) making all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from, Governmental Authorities, (iv) defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and
(v) executing and delivering such instruments, and taking such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

Section 6.5  Public Announcements.

PANORAMA, the LUCAS SHAREHOLDERS and LUCAS shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Exchange or this Agreement, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to PANORAMA, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the National Association of Securities Dealers.

Section 6.6  Notification of Certain Matters.

Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

Section 6.7  Financial Statements.

Within five (5) days after the Closing, LUCAS shall deliver to PANORAMA the LUCAS Financial Statements prepared in compliance with GAAP, consistently applied, and in accordance with all applicable SEC rules and regulations, including Regulation S-X promulgated under the Securities Act. LUCAS shall use its best efforts to have its accountant consent to PANORAMA's use of and reliance on the LUCAS Financial Statements as may be required in connection with any filings made by PANORAMA under the United States federal securities laws. In the event that LUCAS does not provide the required Financial Statements so that PANORAMA may timely comply with its SEC Reporting Obligations, then PANORAMA may rescind this transaction as set forth in Section 2.2(b) above.

Section 6.8 Prohibition on Trading in PANORAMA Securities.

All parties acknowledge that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to PANORAMA from purchasing or selling securities of PANORAMA, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of PANORAMA. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the parties to this Agreement shall not purchase or sell any securities of PANORAMA.

Section 6.9  Tax-Free Exchange Status.

The parties hereto shall take (or refrain from taking) any and all actions necessary to ensure that, for United States federal income tax purposes: (i) the Exchange shall qualify as a reorganization within the meaning of Sections 368(a)(1)(B) of the Code, and (ii) that the tax consequences to the shareholders of both companies are minimized.

Section 6.10  Disposition of Assets and Liabilities.

Prior to the Closing, PANORAMA shall take all action required in order to dispose of all of PANORAMA's Assets (other than cash, cash equivalents and marketable securities) and satisfy all of its Liabilities in accordance with any and all applicable laws and regulations. PANORAMA and Crown Partners (severally and jointly) shall be responsible for and shall indemnify and hold LUCAS and the LUCAS SHAREHOLDERS harmless from and/or against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities (including tax liabilities), damages or penalties and reasonable attorneys' fees and related disbursements suffered by LUCAS, the LUCAS SHAREHOLDERS and/or PANORAMA resulting from or arising out of or in connection with any such Assets and/or Liabilities of PANORAMA.

Section 6.11  Waiver of Claims.

Each LUCAS SHAREHOLDER for himself and his heirs, executors, administrators, attorneys and assigns, hereby releases and acknowledges full accord, satisfaction, discharge and settlement of, and further irrevocably and unconditionally forever releases, remises, and acquits LUCAS and any of its present or former officers, directors, shareholders, employees, agents, affiliates, parents, subsidiaries, predecessors, successors, attorneys and assigns (the "LUCAS Released Parties") of and from any and all manner of actions, causes of action, arbitrations, controversies, expenses, damages, liabilities, demands, claims, counterclaims, cross-claims, obligations, losses, costs, promises, covenants, agreements, and suits of any kind or nature, whether known or unknown, whether contingent or fixed, whether developed or undeveloped, in law or equity, in tort or in contract from the beginning of time through the date of the full execution of this Agreement and the attachments and schedules hereto, which he may have or claim to have against LUCAS Released Parties. Each LUCAS SHAREHOLDER expressly acknowledges that such claims released and discharged by this Section include, but are not limited to, any and all claims against LUCAS Released Parties for remuneration, compensation or benefits (including but not limited to fees, salary, expense reimbursements, commissions, stock, options or warrants for stock, success fees, insurance or other benefits, or any other form of remuneration, compensation or benefits of any kind) and any and all other claims of any kind and nature arising prior to execution of this Agreement and the attachments and schedules hereto, which relate in any way to LUCAS. This release shall extend to all claims, known and unknown. Each LUCAS SHAREHOLDER is aware of, and specifically waives the provisions of Section 1542 of the Civil Code of the State of California, which states as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor"

                                   ARTICLE VII

                   CONDITIONS TO CONSUMMATION OF THE EXCHANGE

Section 7.1 Conditions to Obligations of LUCAS.

The obligations of LUCAS and LUCAS SHAREHOLDERS to consummate the Exchange shall be subject to the fulfillment, or written waiver by LUCAS, at or prior to the Closing, of each of the following conditions:

(a) PANORAMA  shall have  delivered to LUCAS each of the  documents  required by
Section 2.2(a) of this Agreement;

(b) The representations and warranties of PANORAMA set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(c) PANORAMA shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by such parties on or prior to the Closing Date;

(d) All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(e) LUCAS shall have completed a due diligence review of the business, operations, financial condition and prospects of PANORAMA and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(f) There has been no Material Adverse Effect on the business, condition or prospects of PANORAMA until the Closing Date;

(g) PANORAMA shall file with the SEC a Schedule 14(f)-1 with respect to the change of control transactions described in this Agreement, and shall have caused the Schedule 14(f)01 to be mailed to each registered holder of its Common Stock;

(h) PANORAMA shall have no Assets (other than cash, cash equivalents and marketable securities) or Liabilities;

(i) Holders of all of the LUCAS Shares shall have become party to the Exchange; and

(k) The outstanding shares of Common Stock of PANORAMA prior to the Closing shall not exceed 2,500,000 shares.

Section 7.2 Conditions to Obligations of PANORAMA.

The obligations of PANORAMA to consummate the Exchange shall be subject to the fulfillment, or written waiver by PANORAMA, at or prior to the Closing of each of the following conditions:

(a) LUCAS shall have  delivered to PANORAMA  each of the  documents  required by
Section 2.2(b) of this Agreement;

(b) The LUCAS SHAREHOLDERS shall have delivered to PANORAMA the documents required by Section 2.2(c) of this Agreement;

(c) The representations and warranties of LUCAS and the LUCAS SHAREHOLDERS set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(d) LUCAS shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by LUCAS on or prior to the Closing Date;

(e) All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(f) PANORAMA shall have completed a due diligence review of the business, operations, financial condition and prospects of LUCAS and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(g) There has been no Material Adverse Effect on the business, condition or prospects of LUCAS until the Closing Date;

(h) LUCAS shall have paid all of the costs and expenses of LUCAS associated with the transactions contemplated herein;

(i) Holders of at least 100% of LUCAS Shares shall have become party to the Exchange; and

(j) The outstanding shares of Common Stock of LUCAS prior to the Closing shall not exceed 8,047,292 shares and the outstanding shares of Series A Preferred Stock of LUCAS prior to the Closing shall not exceed 344,250 shares.

                                  ARTICLE VIII

                                 INDEMNIFICATION

Section 8.1  Indemnification by PANORAMA.

(a) Notwithstanding any other indemnification provision hereunder, PANORAMA (the "Indemnifying Party") shall indemnify and hold harmless LUCAS and its officers, directors and employees and each of the LUCAS SHAREHOLDERS (each an "Indemnified Party"), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by the Indemnifying Party at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (ii) any breach or nonfulfillment of any covenants or agreements made by the Indemnifying Party, (iii) any misrepresentation made by the Indemnifying Party, in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by the Indemnifying Party pursuant hereto or in connection with the Exchange, (iv) any untimely filing of or inaccuracy in, any SEC

Document, and (v) the operations and liabilities of PANORAMA and/or any of its subsidiaries, whether known or unknown, arising out of any action, omission and/or period of time preceding the Closing Date, including but not limited to any taxes levied with respect to same. The Indemnified Party's right hereunder may be exercised against Crown Partners, whether together and/or apart, before and/or after, with or without, exercising same right against PANORAMA, all upon the Indemnified Party's sole discretion.

Section 8.2 Indemnification by LUCAS.

(a) Notwithstanding any other indemnification provision hereunder, LUCAS and the LUCAS SHAREHOLDERS (each, the "Indemnifying Party") shall, severally and jointly, indemnify and hold harmless PANORAMA, its officers, directors, attorneys, accountants and employees (each an "Indemnified Party"), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by the Indemnifying Party at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (ii) any breach or nonfulfillment of any covenants or agreements made by the Indemnifying Party, or
(iii) any misrepresentation made by the Indemnifying Party, in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by the Indemnifying Party pursuant hereto or in connection with the Exchange.

Section 8.3 Indemnification Procedures for Third-Party Claim.

(a) Upon obtaining knowledge of any Claim by a third party which has given rise to, or is expected to give rise to, a claim for indemnification hereunder, the Indemnified Party shall give written notice ("Notice of Claim") of such claim or demand to the Indemnifying Party, specifying in reasonable detail such
information   as  the   Indemnified   Party  may  have  with   respect  to  such
indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). No failure or delay by the Indemnified Party in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnifying Party to indemnify and hold the Indemnified Party harmless, except to the extent that such failure or delay shall have actually adversely affected the Indemnifying Party's ability to defend against, settle or satisfy any Claims for which the Indemnified Party entitled to indemnification hereunder.

(b) If the claim or demand set forth in the Notice of Claim given by an Indemnified Party pursuant to Section 8.1 hereof is a claim or demand asserted by a third party, the Indemnifying Party shall have fifteen (15) days after the date on which Notice of Claim is given to notify Indemnified Party in writing of their election to defend such third party claim or demand on behalf of the Indemnified Party. If the Indemnifying Party elects to defend such third party claim or demand, Indemnified Party shall make available to the Indemnifying Party and its agents and representatives all records and other materials that are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist the Indemnifying Party in the defense of, such third party claim or demand. So long as the Indemnifying Party is defending such third party claim in good faith, the Indemnified Party shall not pay, settle or compromise such third party claim or demand. If the Indemnifying Party elects to defend such third party claim or demand, the Indemnified Party shall have the right to participate in the defense of such third party claim or demand, at such Indemnified Party's own expense. In the event, however, that such Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party could reasonably be expected to present counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party will pay the fees and expenses of such counsel. If the Indemnifying Party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party's expense, to defend such third party claim or demand; provided, however, that (i) such Indemnified Party shall not have any obligation to participate in the defense of, or defend, any such third party claim or demand; (ii) such Indemnified Party's defense of or its participation in the defense of any such third party claim or demand shall not in any way diminish or lessen the obligations of the Indemnifying Party under the agreements of indemnification set forth in this Article VII; and (iii) such Indemnified Party may not settle any claim without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

(c) The Indemnifying Party and the other Indemnified Parties, if any, shall cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Article VIII, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

(d) Except for third party claims being defended in good faith, the Indemnifying Party shall satisfy its obligations under this ARTICLE VIII in respect of a valid claim for indemnification hereunder that is not contested by LUCAS in good faith in cash within thirty (30) days after the date on which Notice of Claim is given.

Section 8.4  Indemnification Procedures for Non-Third Party Claims.

In the event any Indemnified Party should have an indemnification claim against the Indemnifying Party under this Agreement that does not involve a claim by a third party, the Indemnified Party shall promptly deliver notice of such claim to the Indemnifying Party in writing and in reasonable detail. The failure by any Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified
Party, except to the extent that the Indemnifying Party has been actually prejudiced by such failure. If the Indemnifying Party does not notify the

Indemnified Party within fifteen (15) Business Days following its receipt of such notice that the Indemnifying Party disputes such claim, such claim specified by the Indemnifying Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under this Article VIII and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand, or in the case of any notice in which the amount of the claim is estimated, on such later date when the amount of such claim is finally determined. If the Indemnifying Party disputes its liability with respect to such claim in a timely manner, LUCAS and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved pursuant to Section 10.11.

Section 8.5  Limitations on Indemnification.

No claim for indemnification under this Article VIII shall be asserted by, and no liability for such indemnify shall be enforced against, the Indemnifying Party to the extent the Indemnified Party has theretofore received indemnification or otherwise been compensated for such Claim. In the event that an Indemnified Party shall later collect any such amounts recovered under insurance policies with respect to any Claim for which it has previously received payments under this Article VIII from the Indemnifying Party, such Indemnified Party shall promptly repay to the Indemnifying Party such amount recovered.

                                   ARTICLE IX

                                   TERMINATION

Section 9.1  Termination.

This Agreement may be terminated at any time prior to the Closing:

(a) by mutual consent of PANORAMA and LUCAS;

(b) by LUCAS, if the Closing shall not have occurred on or before June 30, 2006 or if any of the conditions to the Closing set forth in Section 7.1 shall have become incapable of fulfillment by June 30, 2006 and shall not have been waived in writing by LUCAS; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to LUCAS if its action or failure to act has been a principal cause of or resulted in the failure of the Exchange to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c) by PANORAMA, if the Closing shall not have occurred on or before June 30, 2006 or if any of the conditions to the Closing set forth in Section 7.2 shall have become incapable of fulfillment by June 30, 2006 and shall not have been waived in writing by PANORAMA; provided, however, that the right to terminate this Agreement under this Section 9.1(c) shall not be available to PANORAMA if its action or failure to act has been a principal cause of or resulted in the failure of the Exchange to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(d) by PANORAMA or LUCAS if any Governmental or judicial Authority shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the Exchange and such injunction, order, decree, ruling or other action shall have become final and nonappealable;

Section 9.2  Procedure and Effect of Termination.

In the event of termination of this Agreement pursuant to Section 9.1 hereof, written notice thereof shall forthwith be given by the terminating party to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect and the Exchange shall be abandoned without any further action by the parties hereto; provided that, if such termination shall result from the failure of a party to perform a covenant, obligation or agreement in this Agreement or from the breach by PANORAMA, or LUCAS of any representation or warranty contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach. The provisions of Section 6.3, Section 6.5, Section 9.2, and ARTICLE VIII and ARTICLE X hereof (with the exception of Section 10.5 only) shall survive the termination of this Agreement for any reason whatsoever.

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1  Entire Agreement.

This  Agreement  and the  Schedules  and  Exhibits  hereto  contain  the  entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 10.2  Amendment and Modifications.

This  Agreement  may not be  amended,  modified  or  supplemented  except  by an
instrument  or   instruments  in  writing  signed  by  the  party  against  whom enforcement of any such amendment, modification or supplement is sought.

Section 10.3  Extensions and Waivers.

At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

Section 10.4  Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Article VIII, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 10.5  Survival of Representations, Warranties and Covenants.

The representations and warranties contained herein shall survive the Closing and shall thereupon terminate two (2) years from the Closing. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.

Section 10.6  Headings; Definitions.

The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

Section 10.7  Severability.

If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

Section 10.8  Specific Performance.

The parties hereto agree that in the event that any party fails to consummate the Exchange in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine. It is accordingly agreed that the parties shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

Section 10.9  Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax, email or other electronic transmission service to the appropriate address or number as set forth below (or any other address duly notified by a party hereto pursuant to the provisions of this Section 10.9).

If to PANORAMA:

Suite 720 - 999 West Broadway
Vancouver, British Colombia, Canada V5Z 1K5
(604) 730-8882 Telephone

with a copy to:

Gregory S. Yanke, Esq.
200-675 West Hastings Street
Vancouver, British Columbia, Canada VGR 1N2
(604) 681-7600 Telephone
(604) 681-7622 Facsimile

If to LUCAS:

520 South El Camino Real
# 423
San Mateo, CA 94402
(650) 343-4535 Telephone
(650) 240-0259 Facsimile
e-mail: info@lucasenergy.com

with a copy to:

Marcus A. Luna, Esq.
1000 N. Green Valley Pkwy.
PMB # 300-137
Henderson, NV 89074
(702) 379-2050 Telephone
(702) 446-5513 Facsimile
e-mail: mlunaesq@yahoo.com

If to a LUCAS SHAREHOLDER:

c/o Lucas Energy, Inc.
520 South El Camino Real
# 423
San Mateo, CA 94402

Section 10.10  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of laws principles.

Section 10.11  Consent to Jurisdiction.

Any action, suit or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a state or federal court of competent jurisdiction the State of California, and the parties hereto each consents to the jurisdiction of such a court.

Section 10.12  Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

Section 10.13  Certain Definitions.

As used herein:

(a) "Affiliate" shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

(b) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in the City of San Mateo, California;

(c) "Confidential Information" shall mean the existence and contents of this Agreement and the Schedules and Exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by LUCAS, on the one hand, or PANORAMA, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other;

(d) "Contract" shall mean any oral, written or implied contracts, agreements, licenses, instruments, indentures leases, powers of attorney, guaranties, surety arrangements or other commitments of any kind;

(e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(f) "GAAP" shall mean generally accepted accounting principles in the United States as in effect on the date or for the period with respect to which such principles are applied;

(g) "Governmental Authority" shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

(h) "Knowledge" shall mean (i) with respect to an individual, knowledge of a particular fact or other matter, if such individual is aware of such fact or other matter, and (ii) with respect to a Person that is not an individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter;

(i) "Lien" shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or proxy, pre-emptive rights, first refusal rights, participation rights, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future;

(j) "Material Adverse Effect" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of the applicable entity;

(k)  "Material  Contract"  shall mean any  Contract,  other than  equipment  and furniture leases entered into in the ordinary course of business, the liabilities or commitments associated therewith exceed, in the case of LUCAS, $1,000 individually or $5,000 in the aggregate;

(l) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

(m) "SEC" shall mean the Securities and Exchange Commission;

(n) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(o) "Taxes" shall mean all taxes (whether U.S. federal, state, local or Israeli or other non-U.S.) based upon or measured by income and any other tax whatsoever, including, without limitation, gross receipts, profits, sales, levies, imposts, deductions, charges, rates, duties, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll and social security, employment, excise, stamp duty or property taxes, together with any interest, penalties, charges or fees imposed with respect thereto.

IN WITNESS WHEREOF, each of the parties have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

PANORAMA INVESTMENTS, CORP.

By: /s/ Steven Bekropoulos
   ---------------------------------------
Name: Steven Bekropoulos
Title: Authorized Signatory, CFO, Director


LUCAS ENERGY, INC.

By: /s/ James J. Cerna, Jr.
   ---------------------------------------
Name: James J. Cerna, Jr.
Title: Authorized Signatory, CEO, Director


By: /s/ William Sawyer
   ---------------------------------------
Name: William Sawyer
Title: COO

By: /s/ Eric Wold
   ---------------------------------------
Name: Eric Wold
Title: Director


By: /s/ Rick Schmid
   ---------------------------------------
Name: Rick Schmid
Title: Director

                 LUCAS SHAREHOLDERS' COUNTERPART SIGNATURE PAGE
           [Signature page must be executed by each Lucas Shareholder]
               (Lucas Shareholders must also complete Schedule II)



--------------------------------
(Print Name of Investor)

By:
   --------------------------------
   Name:
   Title:

   --------------------------------
   Address


   --------------------------------
   (City, State and Zip Code/Postal Code)


   --------------------------------
   Country

   --------------------------------

                                    EXHIBIT B

DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation: Panorama Investments, Corp.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 - is amended to read:

"Name of corporation: Lucas Energy, Inc."

Article Four - is amended to read:

Article four: Forward Split of Common stock: By Resolution of the Board of Directors and majority vote of the Shareholders, the Company shall forward-split its common shares, on a 2.4 to 1 share ratio, with each currently issued and outstanding share of the Company's common stock being replaced by 2.4 new shares of post-split common stock. Par value shall remain unchanged and fractional shares shall be replaced by a single new share. Said forward split shall be effective for all shareholders of record as of the date set forth herein, or upon approval by the NASDAQ Stock Market in accordance with NASDAQ requirements. All other rights and privileges of the Common Stock shall remain unchanged. Preferred Stock shall not be affected by this Amendment.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority approval +51%.

4. Effective date of filing (optional): 6/9/06.

4. Officer Signature (Required): /s/ James J. Cerna, Jr., CEO

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.